Exhibit 99.1

InfuSystem Holdings, Inc. 3851 W. Hamlin Road Rochester Hills, MI 48309 248-291-1210

FOR IMMEDIATE RELEASE

CONTACT:	Joe Dorame, Joe Diaz & Robert Blum

Lytham Partners, LLC

602-889-9700

InfuSystem to Present at Lake Street’s Virtual 4th Annual (BIG4) Conference September 17, 2020

Rochester Hills, Michigan, September 9, 2020 – InfuSystem Holdings, Inc. (NYSE American: INFU), (“InfuSystem” or the “Company”), a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers, announced today that Richard DiIorio, Chief Executive Officer and Barry Steele, Chief Financial Officer, will present at Lake Street’s 4th Annual Best Ideas Growth (BIG4) Conference, being held on Thursday, September 17, 2020, on a virtual platform.

Management is scheduled to meet with investors Thursday, September 17th, with one-on-one and group meetings to be held throughout the day. To receive additional information, request an invitation or to schedule a one-on-one meeting, please email conference@lakestreetcm.com. Conversely, you may also call or email Lytham Partners at 602-889-9700, or infu@lythampartners.com.

About the BIG4 Conference

Lake Street will host its 4th Annual Best Ideas Growth (BIG4) Conference on a virtual platform, showcasing many interesting and dynamic public growth companies. Executives from approximately 85 publicly traded companies will meet institutional investors in an interactive, one-on-one format. This is an invitation-only event attended by top institutional investors from across the country.

For more information, visit https://www.lakestreetcapitalmarkets.com/big4conference, contact your Lake Street representative, email conference@lakestreetcm.com, or call 612-326-1305.

About InfuSystem Holdings, Inc.

InfuSystem Holdings, Inc. (NYSE American: INFU), is a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers. INFU services are provided under a two-platform model. The lead platform is Integrated Therapy Services (“ITS”), providing the last-mile solution for clinic-to-home healthcare where the continuing treatment involves complex durable medical equipment and services. The ITS segment is comprised of Oncology business, Pain Management, and Wound Therapy. The second platform, Durable Medical Equipment Services (“DME Services”), supports the ITS platform and leverages strong service orientation to win incremental business from its direct payor clients. The DME Services segment is comprised of direct payor rentals, pump and consumable sales, and biomedical services and repair.  Headquartered in Rochester Hills, Michigan, the Company delivers local, field-based customer support and also operates Centers of Excellence in Michigan, Kansas, California, Massachusetts and Ontario, Canada.

Forward-Looking Statements

Certain statements contained in this press release or made in the virtual conference are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law and other risk factors disclosed in the Company’s most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this press release speak only as of the date hereof. We do not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Additional information about InfuSystem Holdings, Inc. is available at www.infusystem.com.

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